EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of MKS Instruments, Inc. (the “Company”) for the period ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Leo Berlinghieri, Chief Executive Officer and President of the Company, and Seth H. Bagshaw, Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his knowledge:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2010	/s/ Leo Berlinghieri Leo Berlinghieri
Chief Executive Officer and President

Dated: August 5, 2010	/s/ Seth H. Bagshaw Seth H. Bagshaw
Vice President and Chief Financial Officer